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                                                                   EXHIBIT 10.23

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         WHEREAS, on January 1, 2000, the Company entered into certain Employment Agreements with Mahendra G. Shah, Ph.D., R. Brent Dixon, Balaji Venkataraman, Robert D. Godfrey, Jr. and William G. Campbell; and

         WHEREAS, the Board of Directors has resolved to further amend each Employment Agreement, as hereinbelow more particularly set forth.

         NOW THEREFORE, each Employment Agreement between the Company and the executive officers set forth above is hereby amended as follows:

         1. The text of Section 7(c)(i) setting forth the definition of "Cause" is amended to require that the executive have been convicted of the commission of a felony or crime involving dishonesty, fraud or moral turpitude rather than that he need just to have been charged with such a crime.

         2. The text of Section 8(e) is amended to add that the payment of the Salary Continuation and other benefits shall be provided following termination of the Employment Agreement as a result of termination of the Employment Agreement pursuant to Section 7(a)(i) as a result of the executive's death.

         3. Section 8(f) is amended to delete the reference to Section 7(a)(i) which provides for no Salary Continuation for other events of termination.

         4.       A new Section 17 is added to read as follows:

                  "Any claims, disputes or controversies arising out of or relating to this Agreement between the parties (other than those arising under Section 11) shall be submitted to arbitration by the parties. The arbitration shall be conducted in Atlanta, Georgia in accordance with the rules of the American Arbitration Association then in existence and the following provisions: Either party may serve upon the other party by guaranteed overnight delivery by a nationally recognized express delivery service, written demand that the dispute, specifying in detail its nature, be submitted to arbitration. Within seven business days after the service of such demand, each of the parties shall appoint an arbitrator and serve written notice by guaranteed overnight delivery by a nationally recognized express delivery service, of such appointment upon the other party. The two arbitrators appointed shall appoint a third arbitrator. The decision of two arbitrators in writing under oath shall be final and binding upon the parties. The arbitrators shall decide who is to pay the expenses of the arbitration. If the two arbitrators appointed fail to agree upon a third arbitrator within ten days after their appointment, then an application may be made by either party, upon notice to the other party, to any court of competent jurisdiction for the appointment of a third arbitrator, and any such appointment shall be binding upon both parties."


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         5.       This Amendment shall be effective on the date approved by the
Board.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on January 22, 2000.


                             FIRST HORIZON PHARMACEUTICAL CORPORATION



                             By:/s/ Mahendra G. Shah
                                -------------------------------------------
                                  Name:  Mahendra G. Shah
                                         ----------------------------------
                                  Title: Chairman and CEO
                                         ----------------------------------

                             EMPLOYEES


                             /s/ Mahendra G. Shah, Ph.D.
                             ----------------------------------------------
                             Mahendra G. Shah, Ph.D.

                             /s/ R. Brent Dixon
                             ----------------------------------------------
                             R. Brent Dixon

                             /s/ Balaji Venkataraman
                             ----------------------------------------------
                             Balaji Venkataraman

                             /s/ Robert D. Godrey
                             ----------------------------------------------
                             Robert D. Godfrey, Jr.

                             /s/ William G. Campbell
                             ----------------------------------------------
                             William G. Campbell